UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 9/6/2005

FASTENTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-108365

Delaware	52-2225101
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8500 Normandale Lake Boulevard

Suite 1230

Minneapolis, MN 55437

(Address of Principal Executive Offices, Including Zip Code)

(952) 921-2090

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 6, 2005, FastenTech, Inc. issued a press release announcing its tender offer for up to $11,800,0000 of the aggregate principal amount of its 11 1/2% senior subordinated notes due May 1, 2011 on the terms and conditions set forth in the related Offer to Purchase at a repurchase price equal to 100% of the principal amount of such notes, plus accrued but unpaid interest thereon. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated August 1, 2005 announcing FastenTech, Inc.’s tender offer for up to $11,800,0000 of the aggregate principal amount of its 11 1/2% senior subordinated notes due May 1, 2011.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENTECH, INC.

Date: September 6, 2005	By:	/s/ Michael R. Elia
Michael R. Elia
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of FastenTech, Inc., dated September 6, 2005.